Combined annual
report for

Marketvest Equity Fund

Marketvest Pennsylvania
Intermediate Municipal Bond Fund

Marketvest Short-Term Bond Fund

Marketvest Intermediate U.S.
Government Bond Fund

February 1997


 Table of Contents

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PRESIDENT'S MESSAGE........................................................    1
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INVESTMENT REVIEWS.........................................................    3
--------------------------------------------------------------------------------

SHAREHOLDER MEETING RESULTS...............................................    15
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PORTFOLIOS OF INVESTMENTS.................................................    16
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES.......................................   31
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STATEMENTS OF OPERATIONS...................................................   32
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS........................................   33
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FINANCIAL HIGHLIGHTS.......................................................   34
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS..............................................   36
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS..........................   41
--------------------------------------------------------------------------------

DIRECTORS/TRUSTEES AND OFFICERS............................................   42
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 President's Message

Dear Shareholder:

I am pleased to present the first Annual Report of the Marketvest Group of Funds, which covers the eleven-month period from April 1, 1996--the date of initial public investment in the funds--through February 28, 1997.

Inside, you will find complete financial information for your Marketvest fund investment, including a discussion with the portfolio manager, a listing of fund holdings, and the financial statements. I suggest that you take time to review this report and familiarize yourself with your fund's strategy and holdings.

Please note the following highlights for each fund over the eleven-month reporting period:

 Consistent with a highly favorable stock market climate, MARKETVEST EQUITY FUND achieved a strong total return of 22.77%, or 16.92% adjusted for the fund's sales charge.* The fund paid capital gains totaling $0.19 per share and income totaling $0.14 per share. Its net asset value rose 19% from the first day of the reporting period to the last day. By the end of the reporting period, shareholders entrusted the fund with more than $540 million in net assets.

 MARKETVEST PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND rewarded tax-sensitive Pennsylvania investors with double tax-free dividends totaling $0.40 per share.** Its net asset value increased by $0.09 from the first day of the reporting period to the last day of the reporting period. The fund's total return was 5.03%, or 1.38% adjusted for the fund's sales charge.* Tax-sensitive Pennsylvania residents had invested more than $221 million in the fund by the end of the reporting period.

 MARKETVEST SHORT-TERM BOND FUND, which offers a relatively conservative approach to bond investing, paid dividends totaling $0.49 per share, while producing a total return of 4.49%, or 0.86% adjusted for the fund's sales charge.* At the end of the reporting period, its net asset value was $9.95, a slight decline over the $10.00 share price on the first day of the reporting period. Net assets stood at $146 million at the end of the reporting period.

 MARKETVEST INTERMEDIATE U.S. GOVERNMENT BOND FUND, a portfolio of intermediate-maturity government securities, paid dividends totaling $0.59 per share. The fund's total return was 4.18%, or 0.56% adjusted for the fund's sales charge.* Net asset value declined slightly from $10.00 on the first day of the reporting period to $9.82 on the last day of the reporting period. By the end of the reporting period, the fund's net assets stood at $259 million.
---------
 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

** Income may be subject to the federal alternative minimum tax.


Thank you for putting your money to work toward your financial goals through the Marketvest Group of Funds. Each fund is managed by experts at Dauphin Deposit Bank and Trust Company to bring you and other shareholders professionally managed investment opportunities from key financial markets.

You have our commitment to provide the highest level of service as we keep you up-to-date on a regular basis.

Sincerely,

[LOGO]

Edward C. Gonzales
President
April 15, 1997



  Investment Reviews

  MARKETVEST EQUITY FUND


Q Despite periods of turbulence, the stock market continued its record-breaking climb during the reporting period--with the Dow Jones Industrial average reaching the 7000 milestone. How did Marketvest Equity
Fund perform in this environment versus the market overall?



A During its first year of operation, Marketvest Equity Fund more than held its own in performance. Particularly impressive was how the fund performed during the third quarter, the most turbulent period of the calendar year.
The value oriented approach of the fund weathered the ups and downs of the broader markets, beating the Standard & Poors' 500 Index ("S&P 500")* performance of 3.09% with a showing of 4.31% for that period. For the period April 1, 1996 to February 28, 1997, the fund reported a total return of 22.77%** versus total returns of 17.40% for the Lipper Growth Fund Average* and 24.96% for the S&P 500.

Q Marketvest Equity Fund is managed to bring shareholders long-term growth opportunities by focusing on undervalued stocks. As we discussed in the fund's previous report, in such a highly valued market, it has become a challenge to uncover stocks that meet the fund's criteria. Do any particular sectors continue to offer value in this market?

A     We continue to identify selective issues within the technology, energy and interest sensitive groups that appear to offer good value in the current market environment.

Q    What are your current weightings among the different market sectors?


A As of the end of the reporting period, the fund's holdings were allocated among the different market sectors as follows:

Consumer Products--Non Durable                 26.6%
Capital and Intermediate Goods                 23.2%
Interest Sensitive                             17.4%
Technology                                     15.4%
Energy                                         10.6%
Consumer Products--Durable                      6.1%
Transportation                                  0.7%


 * Standard & Poors' 500 Index is an unmanaged broad-based index measuring changes in stock market conditions based on the average performance of 500 widely held common stocks. Lipper Growth Fund Average is an average of the total returns for 580 growth funds tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service. Investments cannot be made in an index.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The quoted total return for the fund does not reflect the sales charge some customers may incur.



Q Can you single out a few holdings added during the reporting period and comment on their attractiveness?

A Several issues have been added to the portfolio or have had their positions significantly increased during the reporting period. Each had a strong performance during the last year and contributed significantly to the overall strength of the fund. Those issues are: J.P. Morgan, Becton Dickinson, Travelers Group, Motorola, Texas Instruments and Bausch & Lomb.

Q     Do you foresee some type of correction for stocks in 1997?


A History indicates that a meaningful correction is long overdue. On December 31, 1990, the S&P 500 stood at 330.22. By January 31, 1997 it had more than doubled to 786.16. This unrelenting 455.94 point move to the upside occurred within a marketplace where not so much as a 10% consolidation took place along the way. In addition, the stock market completed its sixth consecutive up year in 1996, unprecedented in the market's history. This is part of yet another milestone, where the market has risen eleven of the past twelve years.

Despite this venture into uncharted territory, the equity market continued to behave amazingly well. Excessive speculation and huge cash reserves flowing into stock mutual funds have been driving equity valuations to exaggerated extremes. A meaningful consolidation would put valuations at much more acceptable levels and, in the process, enhance confidence within the overall equity market.



 Marketvest Equity Fund

              GROWTH OF $10,000 INVESTED IN MARKETVEST EQUITY FUND

     The graph below illustrates the hypothetical investment of $10,000 in the Marketvest Equity Fund (the "Fund") from April 1, 1996 (start of performance) to February 28, 1997, compared to the Standard & Poor's 500 Index (S&P 500)+ and the Lipper Growth Fund Average (LGFA).+

GRAPHIC REPRESENTATION `A1'' OMITTED - SEE APPENDIX.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**Total return quoted reflects all applicable sales charges.

 +The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

++The LGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.



 Marketvest Pennsylvania Intermediate Municipal Bond Fund


Q Compared to a difficult taxable bond market, municipal bonds fared somewhat better during the reporting period. Can you comment?

A Tax-free bonds outperformed taxable bonds on a total return basis during the fund's fiscal year. As an example of this, compare the performance of the two intermediate Marketvest bond funds. The taxable Marketvest
Intermediate U.S. Government Bond Fund had a total return of 4.18% for the reporting period, while the tax-free Marketvest Pennsylvania Intermediate Municipal Bond Fund posted a 5.03% total return.* After adjustment of the return for taxes, the spread becomes even wider.

The taxable market was rocked with volatility and rate increase pressures during much of 1996. While municipals are affected by market rate increases, and rates did increase across the yield curve, the past year offers ample evidence that other factors can significantly impact the municipal market. Throughout 1996, the municipal market was dominated by simple supply and demand economics, causing prices to stabilize due to an excess demand for this product.

Q How did Marketvest Pennsylvania Intermediate Municipal Bond Fund perform in this environment in terms of tax-free income stream and total return?

A The fund had a total return of 5.03%* for the reporting period versus a total return of 5.35% for the Lehman Brothers Five-Year State General Obligations Bond Index** and 5.19% for the Lipper Pennsylvania Intermediate
Municipal Debt Funds Average.**

Q In the fund's previous report, you discussed the strategy of moving out the yield curve, or buying longer-term securities with attractive yield, to offer investors higher current income. Have you continued this strategy, and what is the average life of the fund's holdings now?

A The fund has been an active trader since inception, lengthening average life and consolidating into larger trading positions. As we restructured our fund to pursue the stated objectives, we moved out the yield curve to lock up higher coupon issues, significantly increasing our income yield to customers. The fund ended the reporting period with an average life of 8.5 years.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The quoted total return for the fund does not reflect the sales charge some customers may incur.

** Lehman Brothers Five-Year State General Obligations Bond Index is an unmanaged index comprised of all state general obligation debt issues with maturities between four and six years. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one, three, and twelve month periods as well as year-to-date. Total returns are also calculated as of the index inception, December 31, 1979. Lipper Pennsylvania Intermediate Municipal Debt Funds Average is a composition of funds that invest at least 65% of their assets in municipal debt issues which are exempt from taxation in Pennsylvania, with dollar weighted average maturities of five to ten years. Investments cannot be made in an index.


Q What is your outlook for the Pennsylvania municipal market for the remainder of 1997?


A Supply and demand issues should continue to dominate the tax-free market. Pennsylvania forward supply is thin, indicating the likelihood of a continuation of stable performance. Although short-term rates are under increased upward pressure, the intermediate-to-longer end of the municipal curve has held up well, with smaller increases in rates. The fund is positioned out the yield curve to weather this rate environment well.



 Marketvest Pennsylvania Intermediate Municipal Bond Fund

  GROWTH OF $10,000 INVESTED IN MARKETVEST PENNSYLVANIA INTERMEDIATE MUNICIPAL
                                   BOND FUND

     The graph below illustrates the hypothetical investment of $10,000 in the Marketvest Pennsylvania Intermediate Municipal Bond Fund (the "Fund") from April 1, 1996 (start of performance) to February 28, 1997, compared to the Lehman Brothers Five-Year State General Obligations Bond Index (L5YSGOBI)+ and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average (LPAIMDFA).+


GRAPHIC REPRESENTATION `A2'' OMITTED - SEE APPENDIX.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The L5YSGOBI and the LPAIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**Total return quoted reflects all applicable sales charges.

 +The L5YSGOBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

++The LPAIMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.



 Marketvest Short-Term Bond Fund


Q Mixed economic signals and rising rates caused volatility during much of the reporting period, which was not a stellar time for bonds. Can you give us a brief review of the market during the reporting period?

A Fears of inflation, fueled by stronger than expected economic growth, led investors to anticipate a move by the Federal Reserve Board (the "Fed") to tighten monetary policy in early 1996. The effect was evidenced by the change in yield on the two-year Treasury Note from just shy of 5.00% in January to 6.34% by mid-year.

The second half of calendar year 1996 was more positive. By the third quarter, economic activity had moderated, sending rates downward toward 6.00%. During the fourth quarter, the bond market continued to rally, buoyed by continued moderate growth in the economy and the favorable political environment caused by the November elections. Rates continued to ease throughout the fall, bottoming out at 5.70%. But, significant strength in the economy during the holiday season produced a sell-off in prices as the prospect for a pickup in inflation prevailed. The two-year note ended calendar year 1996 at 5.86%.

Through February 1997, rates continued to move higher, as the probability that the Fed would increase rates solidified. The two-year note ended the fund fiscal year yielding 6.08%.

Q How did Marketvest Short-Term Bond Fund's short-term portfolio weather this environment in terms of income and principal value?

A For most of the year, the fund maintained a duration slightly less than or equal to that of its peers. Only recently has the fund's duration been extended to just beyond a neutral position. As one would expect, the rise in yields, along with a corresponding fall in prices, resulted in a minimal decline in the principal value of the fund during the reporting period. Regarding income, the fund remained competitive with similarly structured investments.
Q    How are the fund's assets currently allocated and why?


A Seeking a reliable income stream while protecting principal remains the goal of the fund. Therefore, the fund continues to follow an orientation towards high quality holdings. At the end of the reporting period, over 70%
of the fund's portfolio was rated AAA, with the vast majority of the portfolio being rated A or better. In addition, liquidity characteristics of both individual issues and industry sectors are closely monitored. This has permitted the fund to enhance yield and add value through spread products such as mortgage-backed and asset-backed securities. These sectors represent approximately 11% of the fund as of March 31, 1997.



Q What factors may influence the direction of rates for the balance of 1997, and do you anticipate making any portfolio adjustments in response?

A For the balance of 1997, we anticipate that the economy will continue to grow moderately, with minimal inflationary pressures. Under this scenario, one would assume that the Fed would maintain its current neutral stance.
However, recent remarks by Fed Chairman Alan Greenspan have sent shock waves through the financial markets. His primary message focused on the strong stock market. However, he followed those statements with a comment on interest rates that a "preemptive policy tightening" may be necessary even before any inflationary pressures exist.

Based on current economic activity, we are maintaining the duration of the fund slightly longer than the benchmark. A repositioning may be warranted should the Fed tighten, economic activity strengthen or inflation rise. Any of these events may provide a buying opportunity for the fund.

 Marketvest Short-Term Bond Fund

         GROWTH OF $10,000 INVESTED IN MARKETVEST SHORT-TERM BOND FUND

     The graph below illustrates the hypothetical investment of $10,000 in the Marketvest Short-Term Bond Fund (the "Fund") from April 1, 1997 (start of performance) to February 28, 1997, compared to the Lehman Brothers 1-3 Year Government Index (L1-3GI)+ and the Lipper Short Investment Grade Debt Average (LSIGDA).+

GRAPHIC REPRESENTATION `A3'' OMITTED - SEE APPENDIX.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The L1-3GI and the LSIGDA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**Total return quoted reflects all applicable sales charges.

 +The L1-3GI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

++The LSIGDA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.



  MARKETVEST INTERMEDIATE U.S. GOVERNMENT BOND FUND


Q What is your analysis of the bond market during the reporting period--which saw rising rates that offered higher income opportunities, with increased volatility?

A Interest rates increased across the yield curve during 1996, with the largest increase in the intermediate section of the curve. Higher rates allowed the fund to reinvest assets at greater income levels, improving the income stream to clients. At the same time, increased interest rates meant a decrease in bond portfolio prices, which dragged total return figures down.

This environment has led to greater volatility in the bond market as investment advisers look for trading opportunities. In effect, the bond market has become almost as volatile as the stock market. This increase in opportunity leads us to look to add value by exploring other sectors of the bond market.

Q How did Marketvest Intermediate U.S. Government Bond Fund perform in terms of income and total return in this environment?

A The fund had a total return of 4.18%* since inception. This lags the performance of the fund's benchmarks, which were 5.53% for the Lehman Brothers Intermediate Government/Corporate Bond Index and 5.03% for the
Lipper Intermediate U.S. Government Funds Average.** This was to be expected as we spent most of the fiscal year short to each index. Throughout the year, we moved out the yield curve to increase the average life and duration of the fund. By doing so, we increased the current yield of the fund, offering our clients a higher income stream. By year end, we were long to the Lehman index and slightly short to the Lipper average as measured by average life. The fund ended the reporting period at an average life of 7.5 years.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The quoted total return for the fund does not reflect the sales charge some customers may incur.

** Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index comprised of all publicly issued non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year and maximum maturity of 9.9 years are included. Lipper Intermediate U.S. Government Funds Average is a composition of funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities with dollar-weighted average maturities of five to ten years. Investments cannot be made in an index.



Q Are you still emphasizing U.S. Treasury and agency securities in the fund's portfolio? How are the fund's assets currently allocated among Treasury, Agency and Corporate bonds?

A The fund has been very active in the Treasury market throughout the fiscal year. We have reduced our holding of short, callable agencies and increased our holding in treasury notes and bonds. We have emphasized the purchase of higher coupon issues to increase our current yield. We have also been looking at corporates and mortgage-backed securities to add value and total return. We have added select corporates at the short end of the yield curve and utilized mortgage-backed securities in the intermediate to longer end of the curve. As of the end of the reporting period, the allocation was as follows:

Treasuries                                       79.0%
Agencies                                          8.2%
Corporates                                        8.0%
Cash equivalents                                  4.8%




 Marketvest Intermediate U.S. Government Bond Fund

GROWTH OF $10,000 INVESTED IN MARKETVEST INTERMEDIATE U.S. GOVERNMENT BOND FUND

     The graph below illustrates the hypothetical investment of $10,000 in the Marketvest Intermediate U.S. Government Bond Fund (the "Fund") from April 1, 1996 (start of performance) to February 28, 1997, compared to the Lehman Brothers Intermediate Government/Corporate Bond Index (LIGCBI)+ and the Lipper Intermediate U.S. Government Funds Average (LIUSGFA).+

GRAPHIC REPRESENTATION `A4'' OMITTED - SEE APPENDIX.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The LIGCBI and the LIUSGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**Total return quoted reflects all applicable sales charges.

 +The LIGCBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.
++The LIUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.


 Shareholder Meeting Results

A Special Meeting of Shareholders of Marketvest Equity Fund, Marketvest Intermediate U.S. Government Bond Fund and Marketvest Short-Term Bond Fund, series of Marketvest Funds, Inc. (the "Corporation") and Marketvest Pennsylvania Intermediate Municipal Bond Fund, a series of Marketvest Funds (the "Trust") was held on December 16, 1996. On November 20, 1996, the record date for shareholders voting at the meeting, there were 84,981,411 total outstanding Corporation shares and 22,304,634 total outstanding Trust shares. The following items were considered and approved by shareholders. The results of their voting were as follows:

                                                                                            WITHHELD
                                                                                          AUTHORITY TO
AGENDA ITEM                                 FOR            AGAINST          ABSTAIN           VOTE

1. The election of Directors of the Corporation:

 Edward C. Gonzales                     84,843,790                                             0
 Clyde M. McGeary                       84,843,790                                             0
 Richard Seidel                         84,843,790                                             0
 George A. Ominski                      84,843,790                                             0
 Martin B. Ebbert, Jr.                  84,843,790                                             0

2. The election of Trustees of the Trust:

 Edward C. Gonzales                     22,280,323                                             0
 Clyde M. McGeary                       22,280,323                                             0
 Richard Seidel                         22,280,323                                             0
 George A. Ominski                      22,280,323                                             0
 Martin B. Ebbert, Jr.                  22,280,323                                             0

3. The ratification of the selection of the firm of Ernst & Young LLP as independent auditors for the funds:

 For the Corporation:                   84,843,790            0                0

 For the Trust:                         22,280,323            0                0




                                                      MARKETVEST GROUP OF FUNDS
 Portfolios of Investments                            February 28, 1997

MARKETVEST EQUITY FUND

  Shares                                   Value
             COMMON STOCKS--95.4%
             Capital & Intermediate
             Goods22.1%
             Aerospace5.0%
    55,538   Lockheed Martin Corp.      $ 4,915,154
    56,300   Northrop Corp.               4,088,788
   120,400   Raytheon Co.                 5,673,850
   108,100   Rockwell International
             Corp.                        6,999,475
    73,200   United Technologies Corp.    5,508,300
                                        -----------
             Total                       27,185,567
                                        -----------
             Chemicals--4.0%
    73,400   Dow Chemical Co.             5,945,400
    54,000   Du Pont (E.I.) de Nemours
             & Co.                        5,791,500
   106,000   Lubrizol Corp.               3,670,250
   107,800   PPG Industries, Inc.         6,036,800
                                        -----------
             Total                       21,443,950
                                        -----------
             Diversified/Miscellaneous--
             3.9%
    73,000   Allied-Signal, Inc.          5,274,250
   153,000   Pentair, Inc.                4,800,375
   108,600   TRW, Inc.                    5,687,925
   134,600   Tenneco, Inc.                5,299,875
                                        -----------
             Total                       21,062,425
                                        -----------
             Electrical Equipment--1.8%
    52,900   Emerson Electric Co.         5,237,100
    45,900   General Electric Co.         4,721,963
                                        -----------
             Total                        9,959,063
                                        -----------
             Machinery & Equipment--2.2%
   145,900   Deere & Co.                  6,218,987
   120,400   Ingersoll-Rand Co.           5,719,000
                                        -----------
             Total                       11,937,987
                                        -----------
             Manufacturing/
             Distribution--1.1%
    70,300   Johnson Controls, Inc.       5,922,775
                                        -----------
             Mining/Metals--2.0%
   135,200   Alcan Aluminum, Ltd.         4,850,300
    82,400   Phelps Dodge Corp.           5,891,600
                                        -----------
             Total                       10,741,900
                                        -----------

  Shares                                   Value
             Paper/Forest Products2.1%
    62,600   Kimberly-Clark Corp.       $ 6,635,600
   101,500   Weyerhaeuser Co.             4,694,375
                                        -----------
             Total                       11,329,975
                                        -----------
             Total Capital &
             Intermediate Goods         119,583,642
                                        -----------
             Consumer Products--Non
             Durable--25.4%
             Beverages--2.6%
   173,400   Anheuser-Busch Cos., Inc.    7,716,300
   189,600   PepsiCo, Inc.                6,233,100
                                        -----------
             Total                       13,949,400
                                        -----------
             Cosmetics--1.0%
   121,900   Tambrands, Inc.              5,241,700
                                        -----------
             Drugs--2.7%
    80,300   (a)Amgen, Inc.               4,908,337
   285,500   Mylan Laboratories, Inc.     4,782,125
    64,100   Schering Plough Corp.        4,911,663
                                        -----------
             Total                       14,602,125
                                        -----------
             Food--2.7%
   266,444   Archer-Daniels-Midland
             Co.                          4,929,214
   154,000   Heinz (H.J.) Co.             6,410,250
    88,000   Sara Lee Corp.               3,410,000
                                        -----------
             Total                       14,749,464
                                        -----------
             Health Care--4.2%
    78,400   Abbott Laboratories          4,410,000
    87,200   American Home Products
             Corp.                        5,580,800
   153,000   Becton, Dickinson & Co.      7,535,250
    39,700   Bristol-Myers Squibb Co.     5,180,850
                                        -----------
             Total                       22,706,900
                                        -----------
             Household Products--2.0%
    46,900   Colgate-Palmolive Co.        4,854,150
    31,200   Unilever N.V., ADR           5,943,600
                                        -----------
             Total                       10,797,750
                                        -----------
             Houseware/Home
             Furnishings--1.2%
   177,000   Newell Co.                   6,571,125
                                        -----------


(See Notes to Portfolios of Investments)


MARKETVEST EQUITY FUND (continued)

  Shares                                   Value
             COMMON STOCKS--continued
             Medical Equipment/
             Supplies--2.5%
    51,000   Bausch & Lomb, Inc.        $ 1,906,125
   108,600   Baxter International,
             Inc.                         4,995,600
   214,800   Diagnostic Products Corp.    6,658,800
                                        -----------
             Total                       13,560,525
                                        -----------
             Merchandise-Mass--1.7%
   107,900   Penney (J.C.) Co., Inc.      5,314,075
   152,400   Wal-Mart Stores, Inc.        4,019,550
                                        -----------
             Total                        9,333,625
                                        -----------
             Publishing/Printing--1.1%
    75,300   Gannett Co., Inc.            6,005,175
                                        -----------
             Restaurant--1.0%
   127,600   McDonald's Corp.             5,518,700
                                        -----------
             Retailers--1.6%
   117,000   Albertsons, Inc.             4,124,250
    89,300   May Department Stores Co.    4,163,613
                                        -----------
             Total                        8,287,863
                                        -----------
             Textiles--1.1%
    84,800   V.F. Corp.                   5,893,600
                                        -----------
             Total Consumer Products
             Non Durable                137,217,952
                                        -----------
             Consumer
             Product--sDurable--5.8%
             Appliances/
             Furnishings--1.1%
   113,300   Whirlpool Corp.              5,721,650
                                        -----------
             Automobile
             Manufacturer--1.4%
    87,000   Chrysler Corp.               2,947,125
   150,200   Ford Motor Co.               4,937,825
                                        -----------
             Total                        7,884,950
                                        -----------
             Automobile Parts--1.5%
    49,100   Eaton Corp.                  3,522,925
   140,300   Echlin, Inc.                 4,857,887
                                        -----------
             Total                        8,380,812
                                        -----------
             Hardware/Tools--0.7%
    92,400   Snap-On Tools Corp.          3,592,050
                                        -----------
             Tire/Rubber--1.1%
   107,800   Goodyear Tire & Rubber
             Co.                          5,686,450
                                        -----------
             Total Consumer Products
             Durable                     31,265,912
                                        -----------
  Shares                                   Value
             Energy--10.1%
             Domestic Oils--5.9%
    56,700   Atlantic Richfield Co.     $ 7,087,500
    84,400   Chevron Corp.                5,443,800
   217,800   Occidental Petroleum
             Corp.                        5,553,900
   152,100   Phillips Petroleum Co.       6,293,138
   270,800   Sun Co., Inc.                7,311,600
                                        -----------
             Total                       31,689,938
                                        -----------
             International Oils--3.4%
    80,900   Amoco Corp.                  6,836,050
    47,300   Exxon Corp.                  4,724,087
    56,300   Mobil Corp.                  6,910,825
                                        -----------
             Total                       18,470,962
                                        -----------
             Oil Services--0.8%
   150,400   Dresser Industries, Inc.     4,568,400
                                        -----------
             Total Energy                54,729,300
                                        -----------
             Interest Sensitive--16.6%
             Banks-Money Center--3.1%
    52,600   Bankers Trust New York
             Corp.                        4,773,450
    54,900   Citicorp                     6,409,575
    52,000   J.P. Morgan & Co., Inc.      5,466,500
                                        -----------
             Total                       16,649,525
                                        -----------
             Banks-Reg--3.7%
   138,200   Banc One Corp.               6,098,075
   145,000   Barnett Banks, Inc.          6,706,250
   142,500   Norwest Corp.                7,089,375
                                        -----------
             Total                       19,893,700
                                        -----------
             Insurance--2.0%
    43,000   CIGNA Corp.                  6,573,625
    82,000   Travelers Group, Inc.        4,397,250
                                        -----------
             Total                       10,970,875
                                        -----------
             Misc (Financial Svs)--0.8%
   115,000   Federal National Mortgage
             Association                  4,600,000
                                        -----------
             Utilities-Gas--3.6%
     9,606   El Paso Natural Gas            515,121
   162,000   Panenergy Corp.              6,905,250
   136,900   Questar Corp.                4,963,463
   163,800   Williams Cos., Inc. (The)    7,166,250
                                        -----------
             Total                       19,550,084
                                        -----------


(See Notes to Portfolios of Investments)


MARKETVEST EQUITY FUND (continued)

  Shares                                   Value
             COMMON STOCKS--continued
             Utilities-Telephone--3.4%
   127,000   BellSouth Corp.            $ 5,953,125
   117,500   GTE Corp.                    5,493,125
    65,900   SBC Communications, Inc.     3,789,250
    84,700   U.S. West, Inc.              3,049,200
                                        -----------
             Total                       18,284,700
                                        -----------
             Total Interest Sensitive    89,948,884
                                        -----------
             Technology--14.7%
             Electronics--2.6%
   104,700   Avnet, Inc.                  6,543,750
   135,000   Hewlett-Packard Co.          7,560,000
                                        -----------
             Total                       14,103,750
                                        -----------
             EDP & Office
             Equipment--6.6%
    89,500   (a)Compaq Computer Corp.     7,092,875
    98,500   (a)Dell Computer Corp.       7,005,812
    41,800   International Business
             Machines Corp.               6,008,750
   153,400   (a)Seagate Technology,
             Inc.                         7,248,150
   135,000   Xerox Corp.                  8,437,500
                                        -----------
             Total                       35,793,087
                                        -----------
             Mini Computers--0.7%
   100,000   Micron Technology, Inc.      3,750,000
                                        -----------
             Semi-Conductors/
             Related--2.8%
    29,000   Intel Corp.                  4,114,375
   106,900   Motorola, Inc.               5,973,038
    66,400   Texas Instruments, Inc.      5,121,100
                                        -----------
             Total                       15,208,513
                                        -----------
             Software & Services--1.0%
   125,000   Computer Associates
             International, Inc.          5,437,500
                                        -----------
             Tele-Communication--1.0%
   115,700   Sprint Corp.                 5,264,350
                                        -----------
             Total Technology            79,557,200
                                        -----------
Shares or
Principal
  Amount                                   Value
             Transportation--0.7%
             Railroads--0.7%
    42,500   Burlington Northern
             Santa Fe                   $ 3,538,125
                                        -----------
             TOTAL COMMON STOCKS
             (IDENTIFIED COST
             $418,972,905)              515,841,015
                                        -----------
             (b)REPURCHASE
             AGREEMENT--5.9%
$31,915,496  Merrill Lynch, Pierce,
             Fenner & Smith, Inc.,
             5.30%, dated 2/28/1997,
             due 3/3/1997 (at
             amortized cost)             31,915,496
                                        -----------
             TOTAL INVESTMENTS
             (IDENTIFIED COST
             $450,888,401)              $547,756,511
                                        ============


(See Notes to Portfolios of Investments)


MARKETVEST PENNSYLVANIA INTERMEDIATE
MUNICIPAL BOND FUND

Principal                              Credit
 Amount                               Rating(c)      Value
            LONG-TERM
            MUNICIPAL
            SECURITIES--98.1%
            General Obligation--52.8%
$1,000,000  Allegheny County, PA
            Institution District,
            GO UT Refunding Bonds
            (Series 18), 6.60%
            (MBIA INS), 4/1/1998            AAA   $ 1,029,944
1,000,000   Allegheny County, PA
            Institution District,
            GO UT Refunding Bonds
            (Series 18), 6.70%
            (MBIA INS), 4/1/1999            AAA     1,052,175
5,000,000   Allegheny County, PA,
            GO UT Bonds (Series
            C-45), 5.10% (FGIC
            INS), 10/1/2007                 AAA     5,048,875
1,000,000   Allegheny County, PA,
            GO UT Bonds (Series
            C-36), 6.375%,
            12/1/1997                        AA     1,020,090
1,595,000   Bangor, PA Area School
            District, GO UT Bonds,
            5.35% (FGIC INS),
            3/1/2010                        AAA     1,609,752
1,390,000   Bensalem Township, PA,
            GO UT Bonds, 5.55%
            (FGIC INS),
            12/1/2010                       AAA     1,416,368
1,015,000   Bensalem Township, PA,
            GO UT Bonds, 5.70%
            (FGIC INS),
            12/1/2012                       AAA     1,039,614
1,000,000   Bethlehem, PA Area
            School District, GO UT
            Bonds, 5.70% (MBIA
            INS), 3/1/2009                  AAA     1,045,103
1,000,000   Bethlehem, PA Area
            School District, GO UT
            Bonds, 5.75% (MBIA
            INS)/(Original Issue
            Yield: 5.80%), 3/1/2010         AAA     1,037,699
Principal                              Credit
 Amount                               Rating(c)      Value
$1,545,000  Bethlehem, PA Area
            School District, GO UT
            Bonds, 5.80% (MBIA
            INS)/(Original Issue
            Yield: 5.80%), 3/1/2011         AAA   $ 1,603,118
1,635,000   Bethlehem, PA Area
            School District, GO UT
            Bonds, 5.85% (MBIA
            INS)/(Original Issue
            Yield: 5.90%), 3/1/2012         AAA     1,696,373
1,000,000   Bethlehem, PA Area
            School District, GO UT
            Bonds, 6.35% (United
            States Treasury COL)/
            (AMBAC INS),
            9/1/1999                        AAA     1,053,843
5,000,000   Blair County, PA, GO UT
            Refunding Bonds, 5.50%
            (FGIC INS)/ (Original
            Issue Yield: 5.669%),
            8/1/2016                        Aaa     4,993,840
1,030,000   Buck County, PA, GO UT,
            5.375% (Original Issue
            Yield: 5.45%),
            5/1/2006                         AA     1,061,512
1,000,000   Buck County, PA, GO UT
            Bonds, 5.15% (Original
            Issue Yield: 5.20%),
            5/1/2004                         AA     1,027,071
1,000,000   Buck County, PA, GO UT
            Refunding Bonds (Series
            A), 5.60%,
            3/1/1998                         AA     1,017,141
4,000,000   Burrell, PA School
            District, GO UT School
            Improvements, 5.25%
            (Original Issue Yield:
            5.45%), 11/15/2010              AAA     4,008,352
1,000,000   Central Bucks, PA
            School District, GO UT
            Refunding Bonds, 6.30%,
            2/1/2000                         Aa     1,055,787
2,000,000   Coatsville, PA School
            District, GO UT, 5.40%
            (FSA INS), 4/1/2013             Aaa     1,990,000


(See Notes to Portfolios of Investments)


MARKETVEST PENNSYLVANIA INTERMEDIATE
MUNICIPAL BOND FUND (continued)

Principal                              Credit
 Amount                               Rating(c)      Value
            General
            Obligation--continued
$3,000,000  Commonwealth of
            Pennsylvania, GO UT ,
            5.375% (FGIC INS),
            5/15/2005                       AAA   $ 3,131,274
2,000,000   Commonwealth of
            Pennsylvania, GO UT
            Bonds (Second Series
            A), 6.875% (United
            States Treasury PRF),
            11/1/1999 (@101.5)              AAA     2,170,016
2,000,000   Commonwealth of
            Pennsylvania, GO UT
            Bonds (Series A),
            5.80%, 11/15/2000               AA-     2,098,314
4,000,000   Commonwealth of
            Pennsylvania, GO UT
            Bonds, 5.375% (FGIC
            INS), 5/15/2004                 AAA     4,181,976
1,000,000   Commonwealth of
            Pennsylvania, GO UT
            Refunding Bonds (First
            Series A), 6.60%,
            6/1/1999                        AA-     1,051,111
3,000,000   Commonwealth of
            Pennsylvania, GO UT
            Refunding Bonds (First
            Series), 4.80%
            (Original Issue Yield:
            4.85%),
            4/15/2001                       AA-     3,033,423
2,250,000   Commonwealth of
            Pennsylvania, GO UT
            Refunding Bonds (First
            Series), 5.00%
            (Original Issue Yield:
            5.10%),
            5/1/2003                        AA-     2,291,702
2,500,000   Commonwealth of
            Pennsylvania, GO UT
            Refunding Bonds (Second
            Series), 4.75% (MBIA
            INS), 6/15/1999                 AAA     2,536,778
Principal                              Credit
 Amount                               Rating(c)      Value
$2,000,000  Commonwealth of
            Pennsylvania, GO UT
            Refunding Bonds (Second
            Series), 5.30%
            (Original Issue Yield:
            5.40%), 7/1/1999                AA-   $ 2,048,460
5,000,000   Commonwealth of
            Pennsylvania, GO UT
            Refunding Bonds, 5.375%
            (FGIC INS),
            11/15/2007                      AAA     5,164,185
1,000,000   Commonwealth of
            Pennsylvania, GO UT
            Series A, 6.50%
            (Original Issue Yield:
            6.55%), 1/1/2000                AAA     1,060,383
  975,000   Delaware County, PA, GO
            UT Bonds, 5.30%,
            10/1/2007                        AA       997,023
1,000,000   Delaware County, PA, GO
            UT Bonds, 5.35%,
            10/1/2008                        AA     1,018,728
2,000,000   Delaware Valley, PA
            Regional Finance
            Authority, Revenue
            Bonds (Series A), 5.90%
            (AMBAC INS)/ (Original
            Issue Yield: 6.00%),
            4/15/2016                       AAA     2,035,126
1,000,000   Delaware Valley, PA
            School District, GO UT
            Refunding Bonds (Series
            A), 6.50% (MBIA INS),
            4/1/2001                        AAA     1,080,910
1,000,000   Franklin, PA Regional
            School District, GO UT
            Refunding Bonds (Series
            I), 6.25% (FGIC INS),
            10/1/2001                       AAA     1,001,614
1,170,000   Johnstown, PA, GO UT
            Refunding Bonds, 4.875%
            (FGIC INS)/ (Original
            Issue Yield: 4.90%),
            10/1/1999                       AAA     1,192,759


(See Notes to Portfolios of Investments)


MARKETVEST PENNSYLVANIA INTERMEDIATE
MUNICIPAL BOND FUND (continued)

Principal                              Credit
 Amount                               Rating(c)      Value
            General
            Obligation--continued
$1,000,000  Lehigh County, PA
            General Purpose
            Authority, GO UT
            Refunding Bonds (Series
            A), 6.60% (AMBAC
            INS)/(United States
            Treasury PRF),
            10/15/1999 (@100)               AAA   $ 1,063,219
1,270,000   Lehigh County, PA
            General Purpose
            Authority, Hospital
            Refunding Revenue Bonds
            (Series 1996A), 5.75%
            (Muhlenberg Hospital
            Center)/ (Original
            Issue Yield: 5.85%),
            7/15/2010                         A     1,279,401
1,730,000   Lehigh County, PA
            General Purpose
            Authority, Revenue
            Bonds, 5.75%
            (Muhlenberg Hospital
            Center)/(Original Issue
            Yield: 5.85%),
            7/15/2010                         A     1,742,805
2,000,000   Lehigh County, PA, GO
            UT Bonds (Series A),
            5.50% (Original Issue
            Yield: 5.60%),
            11/15/2011                       Aa     2,028,686
2,100,000   Lehigh County, PA, GO
            UT Bonds (Series A),
            5.55% (Original Issue
            Yield: 5.65%),
            11/15/2012                       Aa     2,130,049
2,520,000   Lehigh County, PA, GO
            UT Bonds (Series B),
            5.65% (Original Issue
            Yield: 5.75%),
            11/15/2014                       Aa     2,555,892
4,000,000   Lehigh County, PA, GO
            UT Bonds, 5.125% (FGIC
            INS)/(Original Issue
            Yield: 5.25%),
            11/15/2008                      AAA     4,010,944
Principal                              Credit
 Amount                               Rating(c)      Value
$1,000,000  Mars, PA Area School
            District, GO UT Bonds
            (Series A), 6.05% (MBIA
            INS), 3/1/1998                  AAA   $ 1,023,444
1,000,000   Montgomery County, PA,
            GO UT Bonds, 5.00%,
            10/15/2000                      Aaa     1,026,290
1,000,000   Northampton County, PA,
            GO UT Bonds, 5.10%
            (AMBAC INS), 8/1/2005           AAA     1,007,830
1,000,000   Northampton County, PA,
            GO UT Bonds, 5.20%
            (AMBAC INS), 8/1/2006           AAA     1,012,954
1,200,000   Norwin, PA School
            District, GO UT
            Refunding Bonds, 6.00%
            (AMBAC INS), 8/1/1998           AAA     1,237,589
1,000,000   Pennridge, PA School
            District, GO UT Bonds,
            6.40%, 3/15/2001                  A     1,063,856
5,000,000   Philadelphia, PA School
            District, GO UT Bonds
            (Series A), 5.35% (MBIA
            INS), 7/1/2003                  AAA     5,212,295
2,000,000   Philadelphia, PA School
            District, GO UT Bonds
            (Series A), 5.85%,
            7/1/2009                        AAA     2,099,238
1,000,000   Philadelphia, PA School
            District, GO UT Bonds,
            5.375% (Original Issue
            Yield: 5.45%), 7/1/2005         AAA     1,037,342
2,000,000   Philadelphia, PA, GO UT
            Bonds, 5.00% (MBIA
            INS)/(Original Issue
            Yield: 5.20%),
            5/15/2009                       AAA     1,960,470


(See Notes to Portfolios of Investments)


MARKETVEST PENNSYLVANIA INTERMEDIATE
MUNICIPAL BOND FUND (continued)

Principal                              Credit
 Amount                               Rating(c)      Value
            General
            Obligation--continued
$1,000,000  Pittsburgh, PA School
            District, GO UT
            Refunding Bonds (Series
            C), 5.25% (United
            States Treasury
            COL)/(FGIC INS),
            8/1/1998                        AAA   $ 1,007,100
5,000,000   Pittsburgh, PA, GO UT
            Bonds (Series B), 4.90%
            (Original Issue Yield:
            5.10%), 3/1/2007                AAA     4,972,635
2,000,000   Pittsburgh, PA, GO UT,
            5.00% (MBIA INS),
            3/1/2000                        AAA     2,046,470
1,000,000   Pocono Mountain, PA
            School District, GO UT
            Bonds, 6.80% (United
            States Treasury COL)/
            (AMBAC INS),
            10/1/2000                       AAA     1,018,877
1,000,000   Pocono Mountain, PA
            School District, GO UT
            Bonds, 6.90% (AMBAC
            INS), 10/1/2001                 AAA     1,019,457
3,000,000   Riverside, PA Beaver
            County School District,
            GO UT Bonds, 5.50% (FSA
            INS), 2/15/2017                 AAA     3,008,340
1,270,000   South Western School
            District, PA York, GO
            UT Bonds, 5.00% (FGIC
            INS), 6/15/1998                 AAA     1,289,524
1,000,000   Westmoreland County,
            PA, GO UT Refunding
            Bonds, 6.35% (AMBAC
            INS), 12/1/1999                 AAA     1,058,843
                                                  -----------
            TOTAL GENERAL
            OBLIGATION (IDENTIFIED
            COST $115,860,047)                    116,813,989
                                                  -----------
Principal                              Credit
 Amount                               Rating(c)      Value
            Revenue--45.3%
            College/University--10.0%
$1,500,000  Bucks County, PA
            Community College
            Authority, Revenue
            Bonds, 5.50% (Original
            Issue Yield: 5.60%),
            6/15/2014                        Aa   $ 1,505,716
1,550,000   Northampton County, PA
            Higher Education
            Authority, Refunding
            Revenue Bonds, 6.75%
            (Lehigh University)/
            (MBIA INS), 11/15/1999          AAA     1,658,057
3,975,000   Northampton County, PA
            Higher Education
            Authority, Revenue
            Bonds, 5.375% (Lehigh
            University)/(Original
            Issue Yield: 5.55%),
            11/15/2016                      AAA     3,912,926
3,000,000   Pennsylvania State
            Higher Education
            Facilities Authority,
            Refunding Revenue Bonds
            (Series A), 5.50%
            (University of
            Pennsylvania)/(Original
            Issue Yield: 5.55%),
            1/1/2009                         AA     3,036,420
1,000,000   Pennsylvania State
            Higher Education
            Facilities Authority,
            Revenue Bonds (Series
            E), 6.00% (State
            Systems)/(MBIA INS),
            6/15/1997                       AAA     1,006,898
1,000,000   Pennsylvania State
            University, Refunding
            Revenue Bonds, 5.00%,
            3/1/1997                        AA-     1,000,105


(See Notes to Portfolios of Investments)


MARKETVEST PENNSYLVANIA INTERMEDIATE
MUNICIPAL BOND FUND (continued)

Principal                              Credit
 Amount                               Rating(c)      Value
            Revenue--continued
$5,000,000  Pennsylvania State
            University, Refunding
            Revenue Bonds, 5.30%
            (Original Issue Yield:
            5.40%), 8/15/2003               AA-   $ 5,140,215
1,255,000   State Public School
            Building Authority, PA
            College, Revenue Bonds,
            6.10% (Harrisburg Area
            Community College-
            D)/(MBIA INS),
            4/1/1999                        AAA     1,307,067
2,000,000   University Pittsburgh,
            PA Higher Education,
            Refunding Revenue Bonds
            (Series B), 5.30% (MBIA
            INS), 6/1/1999                  AAA     2,055,044
1,500,000   University of
            Pittsburgh, Revenue
            Bonds, 5.05% (Original
            Issue Yield: 5.15%),
            6/1/2010                        AAA     1,478,516
                                                  -----------
            Total                                  22,100,964
                                                  -----------
            Highway--0.5%
1,000,000   Pennsylvania State
            Turnpike Commission,
            Revenue Bonds (Series
            L), 6.15% (MBIA INS),
            6/1/1999                        AAA     1,044,590
                                                  -----------
            Hospital--12.0%
1,790,000   Allegheny County, PA
            HDA, Refunding Revenue
            Bonds, 5.70% (Magee
            Womens
            Hospital)/(Original
            Issue Yield: 5.85%),
            10/1/2001                       AAA     1,871,334
2,000,000   Allegheny County, PA
            HDA, Revenue Bonds,
            4.80% (University of
            Pittsburgh Medical
            Center)/(MBIA INS)/
            (Original Issue Yield:
            4.85%), 12/1/2005               AAA     1,982,940
Principal                              Credit
 Amount                               Rating(c)      Value
$1,000,000  Allegheny County, PA
            HDA, Revenue Bonds,
            5.20% (Magee Womens
            Hospital)/(FGIC INS)/
            (Original Issue Yield:
            5.30%), 10/1/2005               AAA   $ 1,021,488
2,800,000   Allegheny County, PA
            HDA, Revenue Bonds,
            5.375% (Children's
            Hospital of
            Pittsburgh)/(Original
            Issue Yield: 5.641%),
            7/1/2017                        AAA     2,705,682
3,045,000   Chester County, PA
            HEFA, Refunding Revenue
            Bonds, 5.30% (Main Line
            Health Systems)/(MBIA
            INS)/ (Original Issue
            Yield: 5.40%),
            5/15/2007                       AAA     3,069,031
  965,000   Chester County, PA
            HEFA, Refunding Revenue
            Bonds, 5.50% (Chester
            County Hospital,
            PA)/(MBIA
            INS)/(Original Issue
            Yield: 5.70%), 7/1/2007         AAA     1,003,918
1,675,000   Chester County, PA
            HEFA, Refunding Revenue
            Bonds, 5.625% (Chester
            County Hospital,
            PA)/(MBIA
            INS)/(Original Issue
            Yield: 5.90%), 7/1/2010         AAA     1,707,239
1,985,000   Chester County, PA
            HEFA, Refunding Revenue
            Bonds, 5.625% (MBIA
            INS)/(Original Issue
            Yield: 5.85%),
            7/1/2009                        AAA     2,045,302
1,000,000   Geisinger Authority, PA
            Health System,
            Refunding Revenue
            Bonds, 5.70% (Original
            Issue Yield: 5.75%),
            7/1/2002                         AA     1,046,685


(See Notes to Portfolios of Investments)


MARKETVEST PENNSYLVANIA INTERMEDIATE
MUNICIPAL BOND FUND (continued)

Principal                              Credit
 Amount                               Rating(c)      Value
            Revenue--continued
$1,000,000  Lancaster County, PA
            Hospital Authority,
            Health Center Refunding
            Revenue Bonds, 4.75%
            (Masonic Homes),
            11/15/2002                       A+   $   998,940
3,250,000   Philadelphia, PA
            Hospitals & Higher
            Education Facilities
            Authority, Refunding
            Revenue Bonds (Series
            A), 5.25% (Children's
            Hospital of
            Philadelphia)/(Original
            Issue Yield: 5.55%),
            2/15/2007                        AA     3,307,038
1,500,000   Philadelphia, PA
            Hospitals & Higher
            Education Facilities
            Authority, Refunding
            Revenue Bonds (Series
            A), 5.625% (Children's
            Hospital of
            Philadelphia),
            2/15/1999                        AA     1,537,731
2,290,000   Scranton-Lackawanna, PA
            Health & Welfare
            Authority, Refunding
            Revenue Bonds, 5.00%
            (Mercy Health Care
            Systems)/(MBIA INS)/
            (Original Issue Yield:
            5.15%), 1/1/2006                AAA     2,294,713
2,000,000   Scranton-Lackawanna, PA
            Health & Welfare
            Authority, Refunding
            Revenue Bonds, 5.625%
            (Mercy Health Care
            Systems)/(MBIA INS)/
            (Original Issue Yield:
            5.75%), 1/1/2016                AAA     1,995,224
                                                  -----------
            Total                                  26,587,265
                                                  -----------
Principal                              Credit
 Amount                               Rating(c)      Value
            Housing--0.7%
$1,500,000  Pennsylvania Housing
            Finance Authority,
            Refunding Revenue
            Bonds, 6.00%, 10/1/2013         AA+   $ 1,542,738
                                                  -----------
            Industrial Development
            Revenue--3.8%
1,000,000   Pennsylvania State IDA,
            Refunding Revenue
            Bonds, 5.80% (AMBAC
            INS), 1/1/2008                  AAA     1,050,861
5,000,000   Pennsylvania State IDA,
            Revenue Refunding
            Bonds, 6.00% (AMBAC
            INS), 7/1/2007                  AAA     5,428,995
2,000,000   Philadelphia Authority
            for Industrial
            Development, Revenue
            Bonds, 5.50% (Girard
            Estate Coal Mining
            Project)/(Original
            Issue Yield: 5.75%),
            11/15/2016                       AA     1,967,392
                                                  -----------
            Total                                   8,447,248
                                                  -----------
            Lease--3.1%
1,500,000   Erie County, PA Prison
            Authority Lease,
            Revenue Bonds, 6.30%
            (United States Treasury
            COL)/(MBIA INS),
            11/1/1999                       AAA     1,582,306
1,600,000   Harrisburg, PA Lease
            Authority, Revenue
            Bonds, 5.90% (CGIC
            INS)/(Original Issue
            Yield: 6.001%),
            6/1/1998                        AAA     1,641,589
1,450,000   Northumberland County,
            PA Commonwealth Lease
            Authority, Revenue
            Bonds, 6.00% (MBIA
            INS)/(Original Issue
            Yield: 6.15%),
            10/15/1997                      AAA     1,471,428


(See Notes to Portfolios of Investments)


MARKETVEST PENNSYLVANIA INTERMEDIATE
MUNICIPAL BOND FUND (continued)

Principal                              Credit
 Amount                               Rating(c)      Value
            Revenue--continued
$1,000,000  Northumberland County,
            PA Commonwealth Lease
            Authority, Revenue
            Bonds, 6.25% (MBIA
            INS)/(Original Issue
            Yield: 6.932%),
            10/15/2009                      AAA   $ 1,077,111
1,000,000   Schuylkill, PA
            Redevelopment
            Authority, Commonwealth
            Lease Revenue Bonds
            (Series A), 6.35% (FGIC
            INS), 6/1/1998                  AAA     1,026,869
                                                  -----------
            Total                                   6,799,303
                                                  -----------
            Pooled Loan--2.6%
1,000,000   Dauphin County, PA,
            Revenue Bonds, 5.80%,
            6/1/2026                          A     1,005,214
2,720,000   Pennsylvania
            Infrastructure
            Investment Authority,
            Revenue Bonds, 5.25%
            (MBIA INS), 9/1/2007            AAA     2,783,980
1,000,000   Pennsylvania
            Infrastructure
            Investment Authority,
            Revenue Bonds, 5.30%
            (Pennvest)/(MBIA INS),
            9/1/2008                        AAA     1,020,737
1,000,000   Pennsylvania
            Infrastructure
            Investment Authority,
            Revenue Bonds, 6.00%
            (MBIA INS), 9/1/2006            AAA     1,082,017
                                                  -----------
            Total                                   5,891,948
                                                  -----------
Principal                              Credit
 Amount                               Rating(c)      Value
            Special Tax--6.6%
$2,930,000  Pennsylvania
            Intergovernmental
            Co-op Authority,
            Refunding Revenue
            Bonds, 4.85% (FGIC
            INS), 6/15/2003                 AAA   $ 2,974,261
2,145,000   Pennsylvania
            Intergovernmental
            Co-op Authority,
            Refunding Revenue
            Bonds, 5.40% (FGIC
            INS), 6/15/2009                 AAA     2,180,875
2,000,000   Pennsylvania
            Intergovernmental
            Co-op Authority,
            Refunding Revenue
            Bonds, 5.50%
            (Philadelphia Funding
            Program)/(FGIC INS)/
            (Original Issue Yield:
            5.82%), 6/15/2016               AAA     2,005,592
4,000,000   Pennsylvania
            Intergovernmental
            Co-op Authority,
            Revenue Bonds, 4.80%
            (Philadelphia, PA)/
            (Commonwealth of
            Pennsylvania GTD)/
            (Original Issue Yield:
            4.90%), 6/15/2002               AAA     4,061,392
3,300,000   Pennsylvania
            Intergovernmental
            Co-op Authority,
            Revenue Bonds, 5.50%
            (Philadelphia Funding
            Program)/(FGIC INS)/
            (Original Issue Yield:
            5.65%), 6/15/2011               AAA     3,342,834
                                                  -----------
            Total                                  14,564,954
                                                  -----------


(See Notes to Portfolios of Investments)


MARKETVEST PENNSYLVANIA INTERMEDIATE
MUNICIPAL BOND FUND (continued)

Principal                              Credit
 Amount                               Rating(c)      Value
            Revenue--continued
            Utilities--6.0%
$4,250,000  Bucks County, PA Water
            & Sewer Authority,
            Revenue Bonds, 5.55%
            (FGIC INS)/(Original
            Issue Yield: 5.65%),
            12/1/2017                       AAA   $ 4,223,701
1,000,000   Clinton County, PA
            Solid Waste Authority,
            Revenue Bonds, 6.45%
            (Clinton County, PA
            Solid Waste Authority
            GTD)/(AMBAC INS)/
            (Original Issue Yield:
            6.50%), 11/1/2001               AAA     1,049,627
1,000,000   Philadelphia, PA Water
            & Wastewater System,
            Refunding Revenue
            Bonds, 5.50% (Original
            Issue Yield: 5.61%),
            6/15/2006                       AAA     1,043,537
3,000,000   Philadelphia, PA Water
            & Wastewater System,
            Refunding Revenue
            Bonds, 6.25% (MBIA
            INS), 8/1/2007                  AAA     3,324,816
2,690,000   Pittsburgh, PA Water &
            Sewer Authority,
            Refunding Revenue Bonds
            (Series A), 4.70% (FGIC
            INS),
            9/1/2004                        AAA     2,688,300
1,000,000   Pittsburgh, PA Water &
            Sewer Authority,
            Refunding Revenue Bonds
            (Series A), 6.00%
            (United States Treasury
            COL)/(FGIC
            INS)/(Original Issue
            Yield: 6.10%), 9/1/1997         AAA     1,011,927
                                                  -----------
            Total                                  13,341,908
                                                  -----------
            TOTAL REVENUE
            (IDENTIFIED COST
            $96,674,490)                          100,320,918
                                                  -----------
Principal                              Credit
 Amount                               Rating(c)      Value
            Open-Ended Investment
            Company--2.8%
$6,095,036  PNC Pennsylvania
            Municipal Money Market
            Portfolio (at net asset
            value)                                $ 6,095,036
                                                  -----------
            TOTAL INVESTMENTS
            (IDENTIFIED COST
            $218,629,573)                         $223,229,943
                                                  -----------
                                                  -----------


(See Notes to Portfolios of Investments)


MARKETVEST SHORT-TERM
BOND FUND

Principal
  Amount                                   Value
             ASSET BACKED
             SECURITIES--1.4%
             Finance--1.4%
$2,000,000   Green Tree Home
             Improvement Loan Trust
             1995-F, 6.750%, 1/15/2021
             (IDENTIFIED COST
             $1,999,063)                $ 1,980,800
                                        -----------
             CORPORATE BONDS--25.9%
             Banking--0.7%
 1,000,000   NBD Bank, N.A. Indiana,
             Medium Term Note, 7.50%,
             2/28/1998                    1,013,184
                                        -----------
             Finance--18.5%
 1,000,000   American General Finance
             Corp., Medium Term
             Note, 7.29%, 3/20/1998       1,011,960
 2,000,000   American General Finance
             Corp., Sr. Note, 7.25%,
             3/1/1998                     2,021,732
 2,000,000   Bankers Trust New York
             Corp., Sr. Note, 6.625%,
             7/30/1999                    2,005,700
 2,000,000   CIT Group Holdings, Inc.,
             Medium Term Note, 6.125%,
             9/1/1998                     2,000,778
 1,000,000   Chrysler Financial Corp.,
             Medium Term Note, 7.50%,
             3/16/1998                    1,014,184
 3,000,000   Ford Motor Credit Co.,
             Note, 6.85%, 8/15/2000       3,022,689
 2,000,000   GMAC, Medium Term Note,
             6.20%, 5/11/1998             2,001,072
 2,000,000   GMAC, Note, 6.45%,
             4/15/1999                    2,001,318
 2,000,000   Lehman Brothers,
             Holdings, Inc., Note,
             6.625%, 11/15/2000           1,988,026
 2,000,000   New England Educational
             Loan Marketing Corp.,
             Note, 6.125%, 7/17/1998      1,996,154
 3,000,000   Salomon, Inc., 6.50%,
             3/1/2000                     3,000,000
Principal
  Amount                                   Value
$2,000,000   Travelers Aetna Property
             & Casualty, Sr. Note,
             6.75%, 4/15/2001           $ 2,000,060
 3,000,000   Xerox Credit Corp.,
             Medium Term Note, 7.125%,
             4/1/1998                     3,030,612
                                        -----------
             Total                       27,094,285
                                        -----------
             Industrial Services--2.1%
 3,000,000   Sears Roebuck Acceptance
             Corp., Medium Term Note,
             6.50%, 6/15/2000             2,987,061
                                        -----------
             Retail Trade--1.4%
 2,000,000   Rite Aid Corp., Note,
             6.70%, 12/15/2001            1,987,882
                                        -----------
             Services--2.2%
 1,250,000   Hertz Corp., 6.50%,
             4/1/2000                     1,245,786
 2,000,000   Hertz Corp., Note, 6.70%,
             6/15/2002                    1,980,408
                                        -----------
             Total                        3,226,194
                                        -----------
             Utilities--1.0%
 1,500,000   Massachusetts Electric
             Co., 7.80%, 2/13/1998        1,520,889
                                        -----------
             TOTAL CORPORATE BONDS
             (IDENTIFIED COST
             $37,872,890)                37,829,495
                                        -----------
             MORTGAGE BACKED
             SECURITIES--3.3%
             Finance--3.3%
 3,000,000   Prudential Home Mortgage
             Securities 1992-45, Class
             A4, 6.50%, 1/25/2000         2,985,960
 1,828,401   Prudential Home Mortgage
             Securities, Class A3,
             6.250%, 3/25/2000            1,824,964
                                        -----------
             TOTAL MORTGAGE BACKED
             SECURITIES (IDENTIFIED
             COST $4,793,339)             4,810,924
                                        -----------


(See Notes to Portfolios of Investments)


MARKETVEST SHORT-TERM
BOND FUND (continued)

Principal
  Amount                                   Value
             U.S. GOVERNMENT
             AGENCIES--39.0%
             Federal Farm Credit
             Bank--3.1%
$3,000,000   6.38%, 2/25/2002           $ 2,997,690
 1,500,000   7.51%, 2/13/1998             1,522,152
                                        -----------
             Total                        4,519,842
                                        -----------
             Federal Home Loan
             Bank--7.1%
 2,000,000   5.526%, 3/25/1999            1,967,220
 3,000,000   6.03%, 12/18/2000            2,954,079
 2,000,000   6.55%, 9/19/2003             1,955,400
 2,000,000   7.31%, 6/20/2005             1,981,110
 1,500,000   7.54%, 2/13/1998             1,521,970
                                        -----------
             Total                       10,379,779
                                        -----------
             Federal Home Loan Bank,
             Floating Rate Note(d)--0.7%
 1,030,000   (e)6.25%, 6/12/1997          1,032,575
                                        -----------
             Federal Home Loan
             Mortgage Corporation--6.9%
 2,000,000   6.747%, 8/23/2001            2,006,464
 3,000,000   6.80%, 5/14/1999             3,006,951
 3,000,000   6.925%, 6/30/1999            3,014,340
 2,000,000   7.00%, 8/7/2000              2,020,046
                                        -----------
             Total                       10,047,801
                                        -----------
             Federal Home Loan
             Mortgage Corporation,
             PC--2.9%
 1,445,110   5.50%, 10/1/1998             1,438,013
 1,783,291   6.50%, 10/15/2000            1,791,245
 1,019,683   7.50%, 2/1/1998              1,026,850
                                        -----------
             Total                        4,256,108
                                        -----------
             Federal National Mortgage
             Association--15.2%
 2,000,000   6.02%, 1/20/1998             2,003,630
 2,000,000   6.23%, 11/29/2001            1,966,158
 3,000,000   6.30%, 12/3/2001             2,955,510
 3,000,000   6.375%, 9/29/1999            2,987,715
 2,000,000   6.58%, 10/26/2001            1,994,268
 2,000,000   7.00%, 4/24/2001             2,006,850
Principal
  Amount                                   Value
$3,000,000   7.02%, 9/17/2001           $ 3,042,408
 2,250,000   7.17%, 6/12/2001             2,280,521
 3,000,000   7.36%, 9/29/1999             3,029,058
                                        -----------
             Total                       22,266,118
                                        -----------
             Federal National Mortgage
             Association, Floating
             Rate Note(d)--1.4%
 2,000,000   6.375%, 10/8/1997            2,010,660
                                        -----------
             Federal National Mortgage
             Association, REMIC--1.7%
 2,508,920   8.00%, 7/25/2018             2,550,872
                                        -----------
             TOTAL U.S. GOVERNMENT
             AGENCIES (IDENTIFIED COST
             $57,076,633)                57,063,755
                                        -----------
             U.S. TREASURY
             OBLIGATIONS--24.0%
             U.S. Treasury Notes--24.0%
 6,000,000   5.875%, 6/30/2000            5,928,750
 4,000,000   6.125%, 8/31/1998            4,010,000
 3,000,000   6.25%, 5/31/2000             3,000,000
 3,000,000   6.25%, 8/31/2000             2,997,183
 3,000,000   6.25%, 4/30/2001             2,990,625
 5,000,000   6.375%, 5/15/1999            5,028,125
 3,000,000   6.375%, 8/15/2002            2,997,183
 3,000,000   6.50%, 5/31/2001             3,015,000
 2,000,000   6.75%, 6/30/1999             2,026,250
 3,000,000   7.125%, 10/15/1998           3,049,683
                                        -----------
             TOTAL U.S. TREASURY
             OBLIGATIONS (IDENTIFIED
             COST $35,137,109)           35,042,799
                                        -----------
             (b) Repurchase
             Agreement--7.9%
11,605,996   Merrill Lynch, Pierce,
             Fenner and Smith, Inc.,
             5.30%, dated 2/28/1997,
             due 3/3/1997 (at
             amortized cost)             11,605,996
                                        -----------
             TOTAL INVESTMENTS
             (IDENTIFIED COST
             $148,485,030)              $148,333,769
                                        -----------


(See Notes to Portfolios of Investments)


MARKETVEST INTERMEDIATE
U.S. GOVERNMENT BOND FUND

Principal
  Amount                                   Value
             U.S. GOVERNMENT AGENCY
             OBLIGATIONS--8.2%
             Federal Home Loan
             Mortgage Corporation--2.9%
$2,000,000   7.225%, 11/8/2006          $ 1,974,854
 2,000,000   8.00%, 7/18/2011             2,042,330
 3,500,000   8.06%, 3/24/2010             3,609,235
                                        -----------
             Total                        7,626,419
                                        -----------
             Federal National Mortgage
             Association--3.3%
 2,000,000   7.23%, 1/24/2007             1,983,668
 2,000,000   7.875%, 2/24/2005            2,133,218
 3,250,000   8.625%, 11/10/2004           3,379,558
 1,000,000   9.05%, 4/10/2000             1,075,306
                                        -----------
             Total                        8,571,750
                                        -----------
             Federal National Mortgage
             Association REMIC--0.8%
 2,000,000   7.00%, 5/25/2020, Series
             1992-124-PH                  1,991,860
                                        -----------
             Tennessee Valley
             Authority--1.2%
 3,000,000   8.375%, 10/1/1999            3,148,653
                                        -----------
             TOTAL U.S. GOVERNMENT
             AGENCY OBLIGATIONS
             (IDENTIFIED COST
             $21,328,448)                21,338,682
                                        -----------
             CORPORATE BONDS--5.9%
             Banking--1.6%
 2,000,000   Central Fidelity Banks,
             Inc., 8.150%, 11/15/2002     2,104,578
 2,000,000   Signet Banking Corp.,
             7.80%, 9/15/2006             2,063,578
                                        -----------
             Total                        4,168,156
                                        -----------
             Finance--3.6%
 2,000,000   Bankers Trust New York
             Corp., 8.125%, 4/1/2002      2,105,880
 2,000,000   Conseco, Inc., 8.125%,
             2/15/2003                    2,085,122
 3,000,000   Ford Motor Credit Corp.,
             8.375%, 1/15/2000            3,139,515
Principal
  Amount                                   Value
$2,000,000   PaineWebber Group, Inc.,
             8.25%, 5/1/2002            $ 2,111,362
                                        -----------
             Total                        9,441,879
                                        -----------
             Technology--0.7%
 2,000,000   Seagate Technology, Inc.,
             7.125%, 3/1/2004             2,000,500
                                        -----------
             TOTAL CORPORATE BONDS
             (IDENTIFIED COST
             $15,749,482)                15,610,535
                                        -----------
             CORPORATE NOTE--2.0%
             Finance--2.0%
 5,000,000   Salomon, Inc., 7.250%,
             5/1/2001 (IDENTIFIED COST
             $5,084,450)                  5,052,480
                                        -----------
             U.S. TREASURY
             OBLIGATIONS--78.7%
             U.S. Treasury Bonds--65.3%
20,000,000   9.125%, 5/15/2009           22,812,500
10,000,000   9.250%, 2/15/2016           12,471,860
15,000,000   10.375%, 11/15/2009         18,337,500
23,000,000   10.375%, 11/15/2012         29,281,875
28,000,000   10.75%, 5/15/2003           34,081,208
21,000,000   10.75%, 8/15/2005           26,630,625
10,000,000   11.625%, 11/15/2002         12,475,000
10,000,000   11.625%, 11/15/2004         13,046,860
                                        -----------
             Total                      169,137,428
                                        -----------
             U.S. Treasury Notes--13.4%
12,000,000   7.125%, 2/29/2000           12,292,500
 9,000,000   7.875%, 11/15/2004           9,725,625
12,000,000   8.00%, 5/15/2001            12,727,500
                                        -----------
             Total                       34,745,625
                                        -----------
             TOTAL U.S. TREASURY
             OBLIGATIONS (IDENTIFIED
             COST $206,228,281)         203,883,053
                                        -----------
             (b) REPURCHASE
             AGREEMENT--4.7%
12,337,732   Merrill Lynch, Pierce,
             Fenner and Smith, Inc.,
             5.30%,
             dated 2/28/1997, due
             3/3/1997 (at amortized
             cost)                       12,337,732
                                        -----------
             TOTAL INVESTMENTS
             (IDENTIFIED COST
             $260,728,393)              $258,222,482
                                        -----------
                                        -----------


(See Notes to Portfolios of Investments)



                                                      MARKETVEST GROUP OF FUNDS
 Notes to Portfolios of Investments                   February 28, 1997


(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(c) Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Credit ratings are unaudited.

(d) Floating rate note with current rate and next reset date shown.

(e) Represents step-up bond.

The following acronyms are used throughout this portfolio:

AMBAC      -- American Municipal Bond Assurance Corporation
ADR        -- American Depositary Receipt
CGIC       -- Capital Guaranty Insurance Corporation
COL        -- Collateralized
FGIC       -- Financial Guaranty Insurance Company
FSA        -- Financial Security Assurance
GO         -- General Obligation
GTD        -- Guaranteed
HDA        -- Hospital Development Authority
HEFA       -- Health and Education Facilities Authority
IDA        -- Industrial Development Authority
INS        -- Insured
MBIA       -- Municipal Bond Investors Assurance
PC         -- Participation Certificate
PRF        -- Prerefunded
REMIC      -- Real Estate Mortgage Investment Conduit
UT         -- Unlimited Tax
VRDNs      -- Variable Rate Demand Notes

                                                                 FOR FEDERAL TAX PURPOSES
                                                             NET UNREALIZED        GROSS            GROSS            TOTAL
                                                COST OF       APPRECIATION      UNREALIZED       UNREALIZED           NET
  FUND                                        INVESTMENTS    (DEPRECIATION)    APPRECIATION     DEPRECIATION        ASSETS*
  Marketvest Equity Fund                      $450,888,401     $96,868,110      $98,615,067       $1,746,957      $540,888,724
  Marketvest Pennsylvania Intermediate
    Municipal Bond Fund                       $218,629,573     $ 4,600,370      $ 4,640,450       $  40,080       $221,393,114
  Marketvest Short-Term Bond Fund             $148,485,030     $  (151,261)     $   336,365       $ 487,626       $146,177,817
  Marketvest Intermediate U.S. Government
    Bond Fund                                 $260,753,080     $(2,530,598)     $    94,784       $2,625,382      $259,041,823


* The categories of investments are shown as a percentage of net assets at February 28, 1997.

(See Notes which are an integral part of the Financial Statements)



                                                MARKETVEST GROUP OF FUNDS
 Statements of Assets and Liabilities                      February 28, 1997

                                                                            MARKETVEST                        MARKETVEST
                                                                           PENNSYLVANIA                      INTERMEDIATE
                                                                           INTERMEDIATE      MARKETVEST          U.S.
                                                           MARKETVEST        MUNICIPAL       SHORT-TERM       GOVERNMENT
                                                           EQUITY FUND       BOND FUND        BOND FUND        BOND FUND
ASSETS:
  Total investments in securities, at value                $547,756,511     $223,229,943     $148,333,769     $258,222,482
  Income receivable                                          1,360,463        3,356,474        1,945,222        4,704,871
  Receivable for investments sold                                   --        2,185,909               --               --
  Receivable for shares sold                                   133,400           43,000           81,041          207,292
                                                         ---------------  ---------------  ---------------  ---------------
    Total assets                                           549,250,374      228,815,326      150,360,032      263,134,645
                                                         ---------------  ---------------  ---------------  ---------------
LIABILITIES:
  Payable for investments purchased                          6,365,033        6,575,673        3,000,000        2,001,770
  Payable for shares redeemed                                1,840,002               --          822,144          991,314
  Income distribution payable                                       --          784,115          299,729        1,010,184
  Accrued expenses                                             156,615           62,424           60,342           89,554
                                                         ---------------  ---------------  ---------------  ---------------
    Total liabilities                                        8,361,650        7,422,212        4,182,215        4,092,822
                                                         ---------------  ---------------  ---------------  ---------------
NET ASSETS CONSIST OF:
  Paid in capital                                          431,871,237      217,158,321      146,327,296      262,494,547
  Net unrealized appreciation (depreciation)
    of investments                                          96,868,110        4,600,370         (151,261)      (2,505,911)
  Accumulated net realized gain (loss)
    on investments                                          12,098,050         (365,577)          (3,581)        (948,400)
  Undistributed net investment income                           51,327               --            5,363            1,587
                                                         ---------------  ---------------  ---------------  ---------------
    Total Net Assets                                       $540,888,724     $221,393,114     $146,177,817     $259,041,823
                                                         ---------------  ---------------  ---------------  ---------------
NET ASSET VALUE PER SHARE, AND REDEMPTION PROCEEDS PER
SHARE (net assets / shares outstanding)                         $11.91           $10.09            $9.95            $9.82
                                                         ---------------  ---------------  ---------------  ---------------
Offering Price Per Share***                                     $12.50  *        $10.46  **        $10.31  **        $10.18  **
                                                         ---------------  ---------------  ---------------  ---------------
SHARES OUTSTANDING                                          45,433,644       21,947,952       14,698,134       26,392,385
                                                         ---------------  ---------------  ---------------  ---------------
Investments, at identified cost                          $ 450,888,401    $ 218,629,573    $ 148,485,030    $ 260,728,393
                                                         ---------------  ---------------  ---------------  ---------------
                                                         ---------------  ---------------  ---------------  ---------------
Investments, at tax cost                                 $ 450,888,401    $ 218,629,573    $ 148,485,030    $ 260,753,080
                                                         ---------------  ---------------  ---------------  ---------------
                                                         ---------------  ---------------  ---------------  ---------------


 * Computation of offering price: 100/95.25 of net asset value.

 ** Computation of offering price: 100/96.50 of net asset value.

*** See "What Shares Cost" in the Prospectus.

(See Notes which are integral part of the Financial Statements)




 Statements of Operations                          MARKETVEST GROUP OF FUNDS
                                          Period Ended February 28, 1997 (a)

                                                                            MARKETVEST                        MARKETVEST
                                                                           PENNSYLVANIA                      INTERMEDIATE
                                                                           INTERMEDIATE      MARKETVEST          U.S.
                                                           MARKETVEST        MUNICIPAL       SHORT-TERM       GOVERNMENT
                                                           EQUITY FUND       BOND FUND        BOND FUND        BOND FUND
INVESTMENT INCOME:
  Dividends                                                $ 8,614,420      $        --       $      --       $        --
  Interest                                                   1,522,243       10,768,105       7,581,835        15,523,954
                                                         ---------------  ---------------  ---------------  ---------------
    Total income                                            10,136,663       10,768,105       7,581,835        15,523,954
                                                         ---------------  ---------------  ---------------  ---------------
EXPENSES:
  Investment advisory fee                                    4,011,688        1,540,764         893,616         1,574,330
  Administrative personnel and services fee                    601,643          320,653         178,723           314,866
  Custodian fees                                                43,715           36,296          20,446            31,951
  Transfer and dividend disbursing agent fees
    and expenses                                                27,898           22,260          24,163            20,781
  Directors'/Trustees' fees                                      3,751            3,749           3,750             3,751
  Legal fees                                                     3,490            3,490           3,490             3,490
  Portfolio accounting fees                                     89,742           74,423          56,300            65,566
  Share registration costs                                     161,591           77,170          57,734            90,085
  Printing and postage                                           8,798            8,082          12,000            12,226
  Insurance premiums                                             6,100            7,180           1,626             7,180
  Taxes                                                         80,100               --          24,198            40,898
  Miscellaneous                                                  7,484            7,425           7,425             7,425
                                                         ---------------  ---------------  ---------------  ---------------
    Total expenses                                           5,046,000        2,101,492       1,283,471         2,172,549
                                                         ---------------  ---------------  ---------------  ---------------
Waivers--
  Waiver of investment advisory fee                           (802,338)        (320,653)       (178,723)         (314,866)
  Waiver of administrative personnel and services fee          (46,223)         (73,421)        (36,384)          (63,541)
                                                         ---------------  ---------------  ---------------  ---------------
    Total waivers                                             (848,561)        (394,074)       (215,107)         (378,407)
                                                         ---------------  ---------------  ---------------  ---------------
  Net expenses                                               4,197,439        1,707,418       1,068,364         1,794,142
                                                         ---------------  ---------------  ---------------  ---------------
  Net investment income                                      5,939,224        9,060,687       6,513,471        13,729,812
                                                         ---------------  ---------------  ---------------  ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments                   21,301,868         (365,577)         (3,581)         (948,400)
  Net change in unrealized appreciation (depreciation)
    of investments                                          96,868,110        4,600,370        (151,261)       (2,505,911)
                                                         ---------------  ---------------  ---------------  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS     118,169,978        4,234,793        (154,842)       (3,454,311)
                                                         ---------------  ---------------  ---------------  ---------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS             $124,109,202     $13,295,480       $6,358,629      $10,275,501
                                                         ---------------  ---------------  ---------------  ---------------
                                                         ---------------  ---------------  ---------------  ---------------


(a) For the period from April 1, 1996 (date of initial public investment) to February 28, 1997.

(See Notes which are integral part of the Financial Statements)




 Statements of Changes in Net Assets            MARKETVEST GROUP OF FUNDS
                                       Period Ended February 28, 1997 (a)

                                                                            MARKETVEST
                                                                           PENNSYLVANIA                       MARKETVEST
                                                                           INTERMEDIATE      MARKETVEST      INTERMEDIATE
                                                           MARKETVEST        MUNICIPAL       SHORT-TERM     U.S. GOVERNMENT
                                                           EQUITY FUND       BOND FUND        BOND FUND        BOND FUND
INCREASE (DECREASE) IN NET ASSETS
OPERATION:
  Net investment income                                    $ 5,939,224      $ 9,060,687      $ 6,513,471      $13,729,812
  Net realized gain (loss) on investment transactions       21,301,868         (365,577)          (3,581)        (948,400)
  Net change in unrealized appreciation (depreciation)      96,868,110        4,600,370         (151,261)      (2,505,911)
                                                         ---------------  ---------------  ---------------  ---------------
    Change in net assets resulting from operations         124,109,202       13,295,480        6,358,629       10,275,501
                                                         ---------------  ---------------  ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income                  (5,887,897)      (9,060,687)      (6,508,108)     (13,728,225)
  Distributions from net realized gain on investments       (8,725,186)              --               --               --
                                                         ---------------  ---------------  ---------------  ---------------
    Change in net assets resulting from distributions
      to shareholders                                      (14,613,083)      (9,060,687)      (6,508,108)     (13,728,225)
                                                         ---------------  ---------------  ---------------  ---------------
SHARE TRANSACTIONS:
  Proceeds from sale of shares                             471,399,997      246,896,507      166,519,656      279,905,103
  Net asset value of shares issued to shareholders in
    payment of distributions declared                        6,978,053            5,376        3,233,858        3,481,126
  Cost of shares redeemed                                  (46,985,445)     (29,843,562)     (23,426,218)     (20,991,682)
                                                         ---------------  ---------------  ---------------  ---------------
    Change in net assets resulting from
      share transactions                                   431,392,605      217,058,321      146,327,296      262,394,547
                                                         ---------------  ---------------  ---------------  ---------------
      Change in net assets                                 540,888,724      221,293,114      146,177,817      258,941,823
NET ASSETS:
  Beginning of period                                               --          100,000               --          100,000
                                                         ---------------  ---------------  ---------------  ---------------
  End of period                                            $540,888,724     $221,393,114     $146,177,817     $259,041,823
                                                         ---------------  ---------------  ---------------  ---------------
                                                         ---------------  ---------------  ---------------  ---------------
  Undistributed net investment income                      $    51,327      $        --      $     5,363      $     1,587
                                                         ---------------  ---------------  ---------------  ---------------
                                                         ---------------  ---------------  ---------------  ---------------
  Net realized gain (loss) as computed for federal
    income tax purposes                                    $21,301,868      $  (365,577)     $    (3,581)     $  (923,712)
                                                         ---------------  ---------------  ---------------  ---------------
                                                         ---------------  ---------------  ---------------  ---------------


(a) For the period from April 1, 1996 (date of initial public investment) to February 28, 1997.

(See Notes which are integral part of the Financial Statements)



 Financial Highlights

(For a share outstanding throughout the period)

  PERIOD                                NET REALIZED AND
  ENDED      NET ASSET                     UNREALIZED                     DISTRIBUTIONS TO   DISTRIBUTIONS TO
 FEBRUARY     VALUE,          NET        GAIN/(LOSS) ON     TOTAL FROM    SHAREHOLDERS FROM  SHAREHOLDERS FROM
   28,       BEGINNING    INVESTMENT       INVESTMENT       INVESTMENT     NET INVESTMENT    NET REALIZED GAIN      TOTAL
 1997(A)     OF PERIOD      INCOME        TRANSACTIONS      OPERATIONS         INCOME         ON INVESTMENTS    DISTRIBUTIONS
MARKETVEST EQUITY FUND
             $   10.00          0.14             2.10             2.24            (0.14)             (0.19)           (0.33)
MARKETVEST PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
             $   10.00          0.40             0.09             0.49            (0.40)                --            (0.40)
MARKETVEST SHORT-TERM BOND FUND
             $   10.00          0.49            (0.05)            0.44            (0.49)                --            (0.49)
MARKETVEST INTERMEDIATE U.S. GOVERNMENT BOND FUND
             $   10.00          0.59            (0.18)            0.41            (0.59)                --            (0.59)

  PERIOD
  ENDED
 FEBRUARY     NET ASSET
   28,         VALUE,
 1997(A)    END OF PERIOD
MARKETVEST EQUITY FUND
              $   11.91
MARKETVEST PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
              $   10.09
MARKETVEST SHORT-TERM BOND FUND
              $    9.95
MARKETVEST INTERMEDIATE U.S. GOVERNMENT BOND FUND
              $    9.82


(a) Reflects operations for the period from April 1, 1996 (date of initial public investment) to February 28, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) Computed on an annualized basis.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are integral part of the Financial Statements)

                RATIOS TO AVERAGE NET ASSETS(C)
                                                    NET ASSETS,
                                                      END OF                    AVERAGE
                              NET                     PERIOD      PORTFOLIO   COMMISSION
   TOTAL                  INVESTMENT     EXPENSE       (000       TURNOVER       RATE
 RETURN(B)    EXPENSES      INCOME      WAIVER(D)    OMITTED)       RATE        PAID(E)
    22.77%        1.05%        1.48%        0.21%     $ 540,889          37%       $0.0616
     5.03%        0.83%        4.41%        0.19%     $ 221,393          86%         --
     4.49%        0.90%        5.47%        0.18%     $ 146,178          112%        --
     4.18%        0.85%        6.54%        0.18%     $ 259,042          255%        --





  Notes to Financial Statements                       MARKETVEST GROUP OF FUNDS
                                                      February 28, 1997

  (1) ORGANIZATION

  The Marketvest Group of Funds consists of Marketvest Funds, Inc. (the "Corporation") and Marketvest Funds (the "Trust") which are registered under the Investment Company Act of 1940, as amended (the "Act"), as open-end management investment companies. The Corporation and the Trust consist of four portfolios (individually referred to as the "Fund" or collectively as the "Funds") which are presented herein:

                       Portfolio Name                          Diversification        Investment Objective
  Marketvest Equity Fund*                                        diversified    Provide growth of principal.
  ("Equity Fund")
  Marketvest Pennsylvania Intermediate Municipal Bond Fund**   non-diversified  Provide current income which is
  ("Pennsylvania Intermediate Municipal Bond Fund")                             exempt from federal regular
                                                                                income tax and the personal and
                                                                                corporate income taxes imposed by
                                                                                the Commonwealth of Pennsylvania.
  Marketvest Short-Term Bond Fund*                               diversified    Provide current income.
  ("Short-Term Bond Fund")
  Marketvest Intermediate U.S. Government Bond Fund*             diversified    Provide current income.
  ("Intermediate U.S. Government Bond Fund")


   *A portfolio of Marketvest Funds, Inc.

   **A portfolio of Marketvest Funds.

  The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

  (2) SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

      INVESTMENT VALUATIONS--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term debt securities are valued at the prices provided by an independent pricing service. However, short-term debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

      REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

      The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors/Trustees (the "Directors/ Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

      INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are attributable to differing book/tax treatments for capital gain distributions. Amounts as of February 28, 1997, have been reclassified to reflect the following:

                   Increase (Decrease)
                 Paid in     Accumulated Net
    Fund         Capital      Realized Gain
Equity Fund     $ 478,632      ($  478,632)


      Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

      FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

      At February 28, 1997, Intermediate U.S Government Bond Fund, Pennsylvania Intermediate Municipal Bond Fund and Short-Term Bond Fund, for federal tax purposes, had capital loss carryforwards, as noted below, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

                                                                                           Total Capital Tax-Loss
       Fund                                                                                     Carryforward
       Intermediate U.S. Government Bond Fund                                                     $ 923,712
       Pennsylvania Intermediate Municipal Bond Fund                                                365,577
       Short-Term Bond Fund                                                                           3,581


  Pursuant to the Code, such capital loss carryforwards will expire as follows:

 Intermediate U.S. Government Bond Fund       Pennsylvania Intermediate Municipal Bond Fund

 Expiration Year      Expiration Amount        Expiration Year       Expiration Amount
      2005               $  923,712                 2005               $  365,577

        Short-Term Bond Fund
 Expiration Year   Expiration Amount
       2005          $   3,581


      WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.


      USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

      OTHER--Investment transactions are accounted for on the trade date.

  (3) SHARE TRANSACTIONS

  The Articles of Incorporation permit the Directors of the Corporation to issue full and fractional shares of common stock in each Fund as follows:

                                                                                     Authorized
  Fund                                                                                 Shares          Par Value
  Equity Fund                                                                       1,000,000,000      $  0.0001
  Short-Term Bond Fund                                                              1,000,000,000      $  0.0001
  Intermediate U.S. Government Bond Fund                                            1,000,000,000      $  0.0001


  The Declaration of Trust permits the Trustees of Pennsylvania Intermediate Municipal Bond Fund to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

  Transactions in shares were as follows:

                                                                 Pennsylvania
                                                                 Intermediate                    Intermediate
                                                                Municipal Bond    Short-Term    U.S. Government
                                                 Equity Fund*       Fund*         Bond Fund*      Bond Fund*
  Shares sold                                      49,148,379      24,915,809      16,727,339      28,154,162
  Shares issued to shareholders in payment of
    distributions declared                            626,699             535         324,445         351,509
  Shares redeemed                                  (4,341,434)     (2,978,392)     (2,353,650)     (2,123,286)
                                                --------------  --------------  --------------  ---------------
    Net change resulting from share
      transactions                                 45,433,644      21,937,952      14,698,134      26,382,385
                                                --------------  --------------  --------------  ---------------
                                                --------------  --------------  --------------  ---------------


  *For the period from April 1, 1996 (date of initial public investment) to February 28, 1997.

  (4) INVESTMENT ADVISORY FEE AND OTHER
     TRANSACTIONS WITH AFFILIATES

  INVESTMENT ADVISORY FEE--Dauphin Deposit Bank and Trust Company, the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as follows:

                                                                                                     Annual
  Fund                                                                                                Rate
  Equity Fund                                                                                           1.00%
  Pennsylvania Intermediate Municipal Bond Fund                                                         0.75%
  Short-Term Bond Fund                                                                                  0.75%
  Intermediate U.S. Government Bond Fund                                                                0.75%



  The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

  ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on a percentage of each Fund's average daily net assets. FAS may voluntarily choose to waive a portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

  TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  PORTFOLIO ACCOUNTING FEES--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Funds' average daily net assets for the period, plus out-of-pocket expenses.

  CUSTODIAN FEES--Dauphin Deposit Bank and Trust Company is the Funds' custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

  ORGANIZATIONAL EXPENSES--Organizational expenses were borne initially by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following each Fund's effective date. Each Fund's initial organizational expenses are as follows:

                                                                                               Expenses of
                                                                                               Organizing
  Fund                                                                                          the Funds
  Equity Fund                                                                                   $  32,052
  Pennsylvania Intermediate Municipal Bond Fund                                                 $  38,575
  Short-Term Bond Fund                                                                          $  30,839
  Intermediate U.S. Government Bond Fund                                                        $  30,886


  INTERFUND TRANSACTIONS--During the period ended February 28, 1997, the Corporation and Trust engaged in purchase transactions with trust funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase transactions were made at current market value pursuant to Rule 17a-7 under the Act. Interfund transactions were as follows:

  Fund                                                                                         Purchases      Sales
  Equity Fund                                                                                 $381,784,267     $0
  Pennsylvania Intermediate Municipal Bond Fund                                               $221,136,687     $0
  Short-Term Bond Fund                                                                        $113,502,054     $0
  Intermediate U.S. Government Bond Fund                                                      $199,521,958     $0


  GENERAL--Certain of the Officers and Directors or Trustees of the Corporation and Trust are Officers and Directors or Trustees of the above companies.



  (5) INVESTMENT TRANSACTIONS

  Purchases and sales of investments, excluding short-term securities, for the period ended February 28, 1997, were as follows:

  Fund                                                                                  Purchases         Sales
  Equity Fund                                                                          $543,596,487    $145,925,450
  Pennsylvania Intermediate Municipal Bond Fund                                        $402,664,997    $189,745,158
  Short-Term Bond Fund                                                                 $269,371,858    $132,489,242
  Intermediate U.S. Government Bond Fund                                               $806,064,460    $556,725,399


  (6) CONCENTRATION OF CREDIT RISK

  Since Pennsylvania Intermediate Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at February 28, 1997, 61.5% of the securities in Pennsylvania Intermediate Municipal Bond Fund are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 24.4% of total investments.



 Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors, Trustees and Shareholders of
MARKETVEST FUNDS, INC. and MARKETVEST FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Marketvest Funds, Inc., (Marketvest Equity Fund, Marketvest Short-Term Bond Fund, and Marketvest Intermediate U.S. Government Bond Fund, respectively) and Marketvest Funds (Marketvest Pennsylvania Intermediate Municipal Bond Fund) as of February 28, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of February 28, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Marketvest Funds, Inc. (Marketvest Equity Fund, Marketvest Short-Term Bond Fund, and Marketvest Intermediate U.S. Government Bond Fund, respectively) and Marketvest Funds (Marketvest Pennsylvania Intermediate Municipal Bond Fund) at February 28, 1997, and the results of their operations, changes in their net assets, and financial highlights for the period presented therein, in conformity with generally accepted accounting principles.

                                                    ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
April 14, 1997


                           MARKETVEST GROUP OF FUNDS

                ------------------------------------------------
                         DIRECTORS/TRUSTEES AND OFFICERS
------------------------------------        ------------------------------------
   DIRECTORS/TRUSTEES                     OFFICERS
   MARTIN B. EBBERT, JR.                  EDWARD C. GONZALES
   EDWARD C. GONZALES                     Chairman, President and Treasurer
   CLYDE M. MCGEARY                       JEFFREY W. STERLING
   GEORGE A. OMINSKI                      Vice President and Assistant Treasurer
   RICHARD SEIDEL                         VICTOR R. SICLARI
                                          Secretary
                                          C. TODD GIBSON
                                          Assistant Secretary

 MUTUAL FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS, ARE NOT GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN MUTUAL FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

 THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY THE FUNDS' PROSPECTUS WHICH CONTAINS FACTS CONCERNING THEIR OBJECTIVES AND POLICIES, MANAGEMENT FEES, EXPENSES AND OTHER INFORMATION.

DAUPHIN DEPOSIT BANK
and Trust Company
Investment Adviser

EDGEWOOD SERVICES, INC.

Federated Investors Tower
Pittsburgh, PA 15222-3779

Edgewood Services, Inc. is the distributor of the Funds and is a subsidiary of Federated Investors
CUSIP 57061D107
CUSIP 57061E105
CUSIP 57061E204
CUSIP 57061E303

G01834-02 (4/97)




A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Marketvest Equity Fund (the `Fund'') is represented by a solid line. The Standard & Poor's 500 Index (the `S&P 500'') is represented by a dotted line and the Lipper Growth Fund Average (the `LGFA'') is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the of the Fund, the S&P 500 and the LGFA. The `x'' axis reflects computation periods from 4/1/96 to 2/28/97. The `y'' axis reflects the cost of the investment.
The right margin reflects the ending value of the hypothetical investment in the Fund, based on a 4.75% sales charge, as compared to the S&P 500 and the LGFA. The ending values were $11,694, $12,496, and $11,721, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the period from the Fund's start of performance (4/1/96) to 2/28/97. The total return was 16.92%.

A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Marketvest Pennsylvania Intermediate Municipal Bond Fund (the `Fund'') is represented by a solid line. The Lehman Brothers Five-Year State General Obligations Bond Index (the `L5YSGOBI'') is represented by a dotted line and the Lipper Pennsylvania Intermediate Municipal Debt Funds Average (the `LPAIMDFA'') is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the of the Fund, the L5YSGOBI and the LPAIMDFA. The `x'' axis reflects computation periods from 4/1/96 to 2/28/97. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, based on a 3.50% sales charge, as compared to the L5YSGOBI and the LPAIMDFA. The ending values were $10,135, $10,534, and $10,622, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the period from the Fund's start of performance (4/1/96) to 2/28/97. The total return was 1.38%.

A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Marketvest Short-Term Bond Fund (the `Fund'') is represented by a solid line. The Lehman Brothers 1-3 Year Government Index (the `L1-3GI'') is represented by a dotted line and the Lipper Short Investment Grade Debt Average (the `LSIGDA'') is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the of the Fund, the L1-3GI and the LSIGDA. The `x'' axis reflects computation periods from 4/1/96 to 2/28/97. The ``y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, based on a 3.50% sales charge, as compared to the L1-3GI and the LSIGDA. The ending values were $10,083, $10,516, and $10,512, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the period from the Fund's start of performance (4/1/96) to 2/28/97. The total return was 0.86%.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Marketvest Intermediate U.S. Government Bond Fund (the `Fund'') is represented by a solid line. The Lehman Brothers Government/Corporate Bond Index (the `LIGCBI'') is represented by a dotted line and the Lipper Intermediate U.S. Government Funds Average (the `LIUSGFA'') is represented by a broken Line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the of the Fund, the LIGCBI and the LIUSGFA. The `x'' axis reflects computation periods from 4/1/96 to 2/28/97. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, based on a 3.50% sales charge, as compared to the LIGCBI and the LIUSGFA. The ending values were $10,053, $10,487, and $10,480, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the period from the Fund's start of performance (4/1/96) to 2/28/97. The total return was 0.56%.